Exhibit 99.1

Old National Bancorp Acquisition of Bank of America Branches January 9, 2013
Lynell Walton Senior Vice President Investor Relations Officer Old National Bancorp
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability and statements about the expected timing, completion, financial benefits and other effects of the proposed branch purchase transaction. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the proposed branch transaction not being realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; the requisite regulatory approvals for the proposed branch transaction might not be obtained; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including the proposed branch transaction) and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
ONB Acquiring 24 BofA Branches 24 full-service branches 4 in Northern Indiana 20 in Southwest Michigan Total deposits of $778.8 million1 Deposit premium of 2.94% Total loans of $7.7 million1 2014 accretion of $.03 to $.05 per share Does not include any credit card, mortgage, brokerage or trust accounts Bank of America Old National Bancorp 1 Deposit and loan balances as of August 2012 Transaction subject to regulatory approval
Bob Jones President & CEO Old National Bancorp
Executive Summary Doubles South Bend/Elkhart presence Logical market extension in Southwest Michigan with similar characteristics Enhances organic growth potential while increasing partnership opportunities Provides additional scale to leverage existing operating platform, adds $778.8 million in deposits, 24 branches, $7.7 million in small business loans and 2 small business bankers Consistent with ONB's stated community bank M&A strategy Effective deployment of capital EPS accretion (excluding estimated one-time charges of $5 million) positive in 2013 Accretive to 2014 earnings of $.03 to $.05 per share (depending on rates and loan and investment opportunities) No external financing expected Pro forma TCE at close > 8.25% Comprehensive due diligence completed Established core deposit base with low-cost deposits 2.94% deposit premium lower than precedent industry branch transactions Core competency in integration/conversion process - estimated closing/conversion 3Q13 Deposit and loan balances as of August 2012 Continues Market Transformation Strategy Financially Attractive Low Risk Transaction subject to regulatory approval
Transforming Old National's Landscape1 Shifting to higher-growth markets from lower- growth markets Entry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 151 branches Sale or consolidations in lower-growth, non-core markets Consolidated 103 branches Sold 10 branches Expected sale of 9 branches in 1Q13 1 2004 to January 9, 2013 Transaction subject to regulatory approval
Transforming Old National's Landscape Returned to community bank model 2004 2005 Sold non- strategic market - Clarksville, TN - 5 branches 2006 Sold non- strategic market - O'Fallon, IL - 1 branch 2007 2008 2009 2010 2011 2012 2013 Acquired St. Joseph Capital - entry into Northern IN market Acquired 65 Charter One branches throughout Indiana Acquired Monroe Bancorp - Enhanced Bloomington, IN presence Acquired IN Community - entry into Columbus, IN FDIC-assisted acquisition of Integra Bank Sold non- strategic market - Chicago- area - 4 branches Consolidation of 21 branches Pending sale of 9 branches Announced acquisition of 24 BofA branches Consolidation of 2 branches Consolidation of 8 branches Consolidation of 1 branch Consolidation of 10 branches Consolidation of 12 branches Consolidation of 44 branches Consolidation of 5 branches Transaction subject to regulatory approval
South Bend / Elkhart Branches Transaction subject to regulatory approval Doubles Old National's branch presence and deposit totals in Northern Indiana Key Indiana market Adds 4 branches Adds $134 million in deposits Growth market opportunities Deposits as of August 2012
Michigan Expansion SW Michigan a logical market extension Culturally similar to current footprint Economic similarities Adds 20 branches and $645 million in deposits MSAs of Adrian, Battle Creek, Jackson, Kalamazoo, Niles and Sturgis Michigan competitive dynamic Recent market disruption Platform for further expansion Plans to build full-service commercial banking, mortgage, investment and wealth teams Transaction subject to regulatory approval Deposits as of August 2012
Improving Demographic Profile of ONB IL Sales KY Sales Indianapolis Bloomington Columbus South Bend SW MI Population (2011) 26.966 88.624 1771.285 193.707 77.371 517.731 939.673 IL Sales KY Sales ONB Indianapolis Bloomington Columbus South Bend SW MI Projected HH income change (2010-2015) 0.0865 0.1128 0.1833 0.1567 0.2367 0.1778 0.2043 0.1963 Data per SNL Financial IL Sales KY Sales ONB Indianapolis Bloomington Columbus South Bend SW MI Median HH Income 34.9 38.1 40.984 51.153 37.039 46.736 43.5 41.3 Transaction subject to regulatory approval
Conservative Financial Assumptions 2014 accretion = $.03 to $.05 per share Assumes proceeds invested in securities Core deposit intangible of $3 million amortized over 7 years Deposit attrition of 25% over 12 months Integration costs of $5 million Pro forma TCE > 8.25% at close No revenue synergies included
Implications of Crossing Over $10 Billion Debit interchange rule (Durbin) Asset size measured as of year end (12-31) Effective July 1 of the following year Estimated gross impact of $8 million to $12 million per year Could delever balance sheet to remain under $10 billion1 1 Would reduce earnings Transaction subject to regulatory approval
Old National Bancorp Thank You Q&A
Old National Bancorp Appendix
Pro Forma Old National Footprint Bank of America Old National Bancorp
Southwest Michigan Major Employers Southwest Michigan Major Employers
Composition of Deposits To Be Acquired Demand NOW Accounts Savings Money Markets CD's Liability 129.657 122.569 59.47 279.584 187.541 Transaction subject to regulatory approval Deposits as of August 2012
MSA Detail of Deposits To Be Acquired MSA Detail of Deposits To Be Acquired Unemployment data per the Bureau of Labor Statistics - Population and HH Income data per SNL Financial Transaction subject to regulatory approval 1Deposits as of August 2012
County Detail of Pending Branch Sales County Detail of Pending Branch Sales 1Deposits as of December 2012 Unemployment data per the Bureau of Labor Statistics - Population and HH Income data per SNL Financial Transaction subject to regulatory approval